================================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SNB Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             SNB Bancshares, Inc.

                                                                  March 29, 1999

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on April 29, 1999, in Macon, Georgia, at the time and place shown in the attached notice. In addition to considering the matters described in the proxy statement, we will review for you our 1998 business results and discuss other matters of interest to our shareholders.

We hope you can attend the meeting in person, but even if you plan to do so, we encourage you to vote your shares ahead of time by using the enclosed proxy card. This will ensure that your SNB stock will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting. Please read it carefully.

We are enclosing in this package a copy of our 1998 Annual Report for your review. We look forward to seeing you at our annual meeting on April 29, 1999.


                                                         Sincerely,




                                                         Robert C. Ham
                                                         Chairman of the Board

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                             SNB BANCSHARES, INC.




                    DATE:    THURSDAY, APRIL 29, 1999

                    TIME:    6:00 P.M.

                    PLACE:   BALLROOM
                             MACON CENTREPLEX
                             200 COLISEUM DRIVE
                             MACON, GEORGIA

MATTERS TO BE VOTED ON:

          - PROPOSAL I:   Election of four directors.

          - PROPOSAL II:  Approve the SNB Bancshares, Inc. 1999 Stock Incentive
                          Plan.

          - Any other matters that may be properly brought before the meeting.

Only shareholders of record at the close of business on March 8, 1999 may vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


                                           By Order of The Board of Directors,

Macon, Georgia                             JACKIE H. MILLER
March 29, 1999                             Secretary

                             SNB BANCSHARES, INC.
                             2918 Riverside Drive
                                P. O. Box 4748
                             Macon, Georgia 31208
                                (912) 722-6200


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD April 29, 1999

This proxy statement is furnished to the shareholders of SNB Bancshares, Inc. in connection with the solicitation of proxies by our Board of Directors to be voted at the 1999 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Thursday, April 29, 1999 in the Ballroom of the Macon Centreplex, 200 Coliseum Drive, Macon, Georgia at 6:00 p.m.

The approximate date on which this proxy statement and the accompanying proxy card are first being sent or given to shareholders is March 29, 1999.

As used in this proxy statement, the terms SNB, Company, we, our and us all refer to SNB Bancshares, Inc. and its subsidiaries.

                                    VOTING

GENERAL

The securities which can be voted at the Annual Meeting consist of SNB's $1 par value common stock ("SNB stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of SNB stock who are entitled to notice of and to vote at the Annual Meeting is March 8, 1999. On this record date, 3,340,624 shares of SNB stock were outstanding and eligible to be voted.

QUORUM AND VOTE REQUIRED

The presence, in person or by proxy, of a majority of the outstanding shares of SNB stock is necessary to constitute a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against" as well as all abstentions (including votes to withhold authority to vote) will be counted.

In voting for the proposal to elect four directors (Proposal I), you may vote in favor of all nominees or withhold your votes as to all or as to specific nominees. The vote required to approve Proposal I is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. Votes withheld and broker non-votes will not be counted and will have no effect.

In voting for the proposal to approve the SNB Bancshares, Inc. 1999 Incentive Stock Option Plan (Proposal II), you may vote in favor of or against the proposal or you may abstain from voting. The vote required to approve this proposal is governed by Georgia law and is a majority of the outstanding shares entitled to vote, provided a quorum is present. Abstentions and broker non-votes are considered in determining the number of votes required to obtain a majority of the shares represented and entitled to vote at the Annual Meeting and will have the same legal effect as a vote against this proposal.

Our SNB directors and the executive officers of SNB and our affiliate banks hold 777,759 shares of SNB stock, or approximately 23.0% of all outstanding stock, and we believe that all of those shares will be voted in favor of all proposals.

PROXIES

All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. In voting by proxy with regard to the proposal to approve the stock option plan, you may vote for or against the proposal or abstain from voting. You should specify your choices on the proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE PROXY CARD. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted by giving written notice to Ms. Jackie H. Miller, Secretary of the Board of Directors, SNB Bancshares, Inc., P. O. Box 4748, Macon, Georgia 31208, by delivering a later dated proxy card, or by voting in person at the Annual Meeting.

All expenses incurred in connection with the solicitation of proxies will be paid by us. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Registrar and Transfer Company, our registered transfer agent, will assist in soliciting proxies on a fee basis including out-of-pocket costs. Solicitation also may take place by mail, telephone and personal contact by our directors and executive officers without additional compensation.

                      PROPOSAL I - ELECTION OF DIRECTORS

Our Board of Directors consists of 12 members, eleven of whom are non-employee directors. The other director is our President and Chief Executive Officer. Our articles of incorporation provide that the Board shall be divided into three classes, as nearly equal in number as possible, and that the Board shall consist of not less than five members and not more than twenty-five members, with the exact number to be fixed from time to time by the Board or the shareholders. The Board has fixed that number at twelve. The term of office of one of the classes of directors expires each year, and a new class of directors is elected each year by the shareholders for a term of three years and until their successors are elected and qualified.

The Board has nominated the following persons for submission to the shareholders for election to a three-year term expiring at the 2002 meeting:

                                   Edward M. Beckham, II
                                   Alford C. Bridges
                                   Bobby Stalnaker
                                   Richard W. White, Jr.

Each of these nominees is currently a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO ELECT THE FOUR NOMINEES NAMED ABOVE.

Each of the nominees has consented to serve if elected. If any nominee should be unavailable to serve for any reason, the Board may designate a substitute nominee (in which event the persons named as proxies will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or reduce the number of directors.

NOMINEES FOR TERMS EXPIRING IN 2002:

EDWARD M. BECKHAM, II, age 59, is a partner in Beckham Bros. Distribution, a BP Oil distributor which supplies petroleum products to wholesale and retail customers in the middle Georgia area. He is also a partner in Beckham Bros., which is a real estate and agricultural company. He has served as a director of SNB since August, 1998. He has also been a director of Crossroads Bank of Georgia ("Crossroads Bank"), SNB's subsidiary bank in Perry, Georgia, since its founding.

ALFORD C. BRIDGES, age 60, is President and Chief Executive Officer of Whiteway Development Corporation d/b/a Appling Brother, a grading, paving and construction company in Macon, Georgia. Mr. Bridges has served as a director of SNB and Security Bank of Bibb County '("Security Bank"), SNB's subsidiary bank in Macon, Georgia, since the founding of both companies.

BOBBY STALNAKER, age 49, is co-owner and President of Stalnaker Plastics, Inc., a manufacturing company in Warner Robins, Georgia. He has been a director of SNB since August, 1998, and a director of Crossroads Bank since 1996.

RICHARD W. WHITE, JR., age 45, is President and part owner of White Brothers Warehouse, Inc., a wholesale distributor of auto parts in Macon, Georgia. He has been a director of SNB and Security Bank since the founding of both companies.

CONTINUING DIRECTORS - TERMS EXPIRING IN 2000:

ROBERT C. HAM, age 69, has been the Chairman of the Board of Directors of SNB and Security Bank since the inception of both companies. He is the past President and Chief Executive Officer of SNB and Security Bank. Mr. Ham organized the founding group who chartered Security Bank in 1988.

ROBERT T. MULLIS, age 56, holds ownership interests in Diamond Waste, Inc., RTM Industries, Inc. and Melrose Holdings, Inc., companies which are involved in the solid waste industry and in real estate holdings. Mr. Mullis has been a director of SNB and Security Bank since the founding of both companies.

H. CULLEN TALTON, JR., age 66, is the sheriff of Houston County, Georgia and a real estate developer. He has been a director of SNB since August, 1998 and a director of Crossroads Bank since its founding.

JOE E. TIMBERLAKE, III, age 58, is the retired President of Timberlake Grocery Company in Macon, Georgia. He has been a director of SNB and Security Bank since the founding of both companies.

CONTINUING DIRECTORS - TERMS EXPIRING IN 2001:

BENJAMIN W. GRIFFITH, III, age 46, is President and owner of Southern Pine Plantations, Inc., a Macon based real estate development and timberland company. Mr. Griffith also holds ownership interests in various other timber, mining and real estate investments in the southeast. He is Vice Chairman of the SNB Board, and has been a director of SNB and Security Bank since the founding of both companies.

BEN G. PORTER, age 65, owns Snelling Personnel Services in Macon, Georgia. He retired from Charter Medical Corporation in 1988, where he served as Senior Vice President and President of Charter Medical International. He has been a director of SNB and Security Bank since 1996.

H. AVERETT WALKER, age 45, served as President and Chief Operating Officer of SNB and Security Bank from January, 1996 through December, 1996. He now serves as President and Chief Executive Officer. His banking career includes over two years with Bank South as Middle Georgia Regional President in Macon, and ten years with NationsBank including positions as Regional President in Albany/ Moultrie and President in LaGrange. He has been a director of SNB and Security Bank since 1996.

LARRY WALKER, age 56, has been the Georgia state representative for the 141st District (Houston County) since 1972. He serves as House Majority Leader. Mr. Walker is an attorney with the firm of Walker, Hulbert, Gray & Byrd in Perry, Georgia. He has been a director of SNB since August, 1998 and a director of Crossroads Bank since its founding.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors conducts regular meetings, generally on a monthly basis. Our Board of Directors met fifteen times during 1998. The SNB Board has no committees. Eight of the SNB directors also serve on the Board of Security Bank. The other four SNB directors also serve on the Crossroads Bank Board. Both subsidiary bank boards conduct some of their business through various Board committees as described below. Each of our directors attended at least 75% of the meetings of the full Boards and of the committees on which he serves except Robert T. Mullis, who attended 72% of such meetings.

SECURITY BANK BOARD:
SNB directors Bridges, Griffith, Ham, Mullis, Porter, Timberlake, H. Averett Walker, and White also serve as directors of Security Bank. During 1998, the Security Bank Board held twelve regular meetings. Security Bank's Board of Directors has established several committees, including an Audit Committee and a Personnel Committee, to facilitate the performance of its duties.

AUDIT COMMITTEE. The Audit Committee of Security Bank is responsible for overseeing audit functions, development and implementation of a written audit policy, review of federal and state examinations, evaluation of internal controls and overseeing compliance with all audits and examinations required by law. SNB board members who served on the Audit Committee of Security Bank in 1998 were Robert C. Ham, H. Averett Walker and Richard W. White, Jr. The Audit Committee held three meetings during 1998.

PERSONNEL COMMITTEE. The Personnel Committee of Security Bank establishes compensation for the executive officers and management of Security Bank, reviews the selection and hiring of key officers, oversees the administration of employee benefit programs and sets guidelines for compensation for all employees. SNB board members who served on the Security Bank Personnel Committee in 1998 were Robert C. Ham, Benjamin W. Griffith, III, Robert T. Mullis, and H. Averett Walker. The Personnel Committee held four meetings during 1998.

Security Bank also maintains Board committees to assist in its lending, investment, marketing, electronic data processing and fixed assets expansion functions.

CROSSROADS BANK BOARD:
SNB directors Beckham, Stalnaker, Talton and Larry Walker also serve as directors of Crossroads Bank. During 1998, the Crossroads Bank Board held twelve regular meetings. The Board of Crossroads Bank has established several committees to facilitate the performance of its duties. These committees include an Audit Committee, a Personnel Committee and other committees to oversee lending and insurance activities. The Audit Committee and the Personnel Committee oversee the same functions for Crossroads Bank as those listed above for Security Bank. Each of these committees met once during 1998.

DIRECTOR COMPENSATION

In October, 1998, we began paying $300 per month to each of our directors for their service as SNB directors. Prior to October, 1998, SNB paid no fees to its directors. In March, 1998, Security Bank raised its monthly cash fee from $300 to $400 to each of its directors for their service as Security Bank directors. SNB and Security Bank pay their monthly director fees regardless of attendance records. Security Bank does not pay additional fees for any committee meetings. Crossroads Bank pays its directors $300 per month for each regular Board meeting, plus $50 per meeting for Loan Committee members. The Crossroads directors are paid only if they attend meetings. No annual bonuses or other plans or perquisites are provided to directors of SNB or the two banks. During the year, we paid a total of $152,900 in director fees.

                                STOCK OWNERSHIP

PRINCIPAL SHAREHOLDERS

There are no shareholders of SNB stock who hold more than 5% of the outstanding shares.

DIRECTORS AND EXECUTIVE OFFICERS

The following table shows information as of March 8, 1999 regarding the ownership of SNB stock by each SNB director (including nominees for director), by the executive officer of SNB named in the Summary Compensation Table on page 7, and by all SNB directors and executive officers of SNB and its subsidiaries as a group.

            The remainder of this page is left intentionally blank.

                                                          Shares                               Percent
                                                       Beneficially                               of
   Name & Position                                      Owned (1)                               Class
-----------------------------------------------------------------------------------------------------------
Edward M. Beckham, II                                        30,450                              0.90%
     Director & Nominee
Alford C. Bridges                                            61,200                              1.81%
     Director & Nominee
Benjamin W. Griffith, III                                    94,715                              2.80%
     Director
Robert C. Ham                                                75,525                              2.24%
     Director
Robert T. Mullis                                            164,355 (2)                          4.87%
     Director
Ben G. Porter                                                69,750                              2.06%
     Director
Bobby Stalnaker                                               3,770 (3)                          0.11%
     Director & Nominee
H. Cullen Talton, Jr.                                        14,500                              0.43%
     Director
Joe E. Timberlake, III                                      103,951 (4)                          3.08%
     Director
H. Averett Walker                                            46,060 (5)                          1.36%
     Director and Executive Officer
Larry Walker                                                 12,470 (6)                          0.37%
     Director
Richard W. White, Jr.                                        41,150 (7)                          1.22%
     Director & Nominee
All directors and executive officers as a group             777,759                             23.02%
     (22 persons)

(1) This table is based upon information furnished to us by the persons listed above. Included are shares of SNB stock that may be acquired within 60 days of March 8, 1999 upon the exercise of vested stock options. Unless otherwise indicated, the persons listed in the tables have sole voting and investment power with regard to the shares shown as owned by such persons.

(2) Includes 132,747 shares held directly by Mr. Mullis; 9,040 shares held by a broker as custodian for Mr. Mullis; 6,086 shares held jointly with Michael C. Griffin; and 16,482 shares for which Mr. Mullis holds a power of attorney. Mr. Mullis disclaims beneficial ownership for the shares held jointly with Mr. Griffin and the shares for which he holds a power of attorney.

(3) Includes 870 shares held by Mr. Stalnaker's wife.

(4) Includes 11,050 shares held by Mr. Timberlake as trustee for revocable family trusts; and 6,701 shares held by a broker as custodian for Mr. Timberlake; and 400 shares held in a brokerage account in the name of Mr. Timberlake as trustee for a revocable family trust.

(5) Includes 11,510 shares held in Mr. H. Averett Walker's IRA account, and 11,250 in stock option shares which can be aqcuired within 60 days of March 8, 1999.

(6) Includes 290 shares held by Mr. Larry Walker's wife.

(7) Includes 15,750 shares held jointly with Mr. White's wife.

EXECUTIVE COMPENSATION

The following table sets forth the total annual compensation paid in each of the last three fiscal years to our chief executive officer and to any other executive officer of SNB or SNB's bank subsidiaries whose cash compensation during the last fiscal year exceeded $100,000. Only our chief executive officer had a compensation package which met these parameters.

                          SUMMARY COMPENSATION TABLE


                                                                         Long-Term
                                                                        Compensation
                                                                           Awards                 All
                                                                    ---------------------
                                                                         Securities              Other
  Name &                                                                 Underlying             Compen-
 Principal                                       Annual Compensation      Options                sation
                                       -------------------------------
 Position                      Year    Salary ($) (1)   Bonus ($) (2)      No.  (3)             ($)  (4)
------------------------------------------------------------------------------------------------------------
H. AVERETT WALKER              1998          $136,345       $20,996                   0          $15,179
President, Chief               1997           129,799        15,767                   0           11,721
Executive Officer &            1996           117,376        23,405              18,750            3,300
Director of SNB
and Security Bank

(1) Includes amounts deferred at the election of Mr. Walker into Security Bank's 401(K) Savings Incentive and Profit Sharing Plan as follows: $9,500 in 1998; $9,450 in 1997 and $-0- in 1996.

(2) Includes accrued amounts earned by Mr. Walker from Security Bank's Annual Cash Incentive Bonus Plan. Bonuses are distributed in January of the subsequent calendar year.

(3) Number of option shares granted to Mr. Walker in May, 1996 from the SNB Bancshares, Inc. 1996 Incentive Stock Option Plan.

(4) Includes cash director fees paid to Mr. Walker from SNB and Security Bank as follows: $5,500 in 1998; $3,600 in 1997 and $3,300 in 1996. Includes
discretionary and matching contributions to Security Bank's 401(K) Savings Incentive and Profit Sharing Plan for Mr. Walker as follows: $9,679 in 1998; $8,121 in 1997 and $-0- in 1996.

EXECUTIVE EMPLOYMENT AGREEMENT

On January 10, 1996, we entered into a letter agreement with H. Averett Walker ("Walker"), employing Walker as President and Chief Operating Officer of SNB and Security Bank for an initial annual base salary of $125,000 during 1996. The term of the agreement continues from and after the date commenced until terminated in accordance with the letter agreement. The base salary to be paid to Walker in future years is to be determined annually by the Personnel Committee of Security Bank's Board of Directors. The agreement calls for Walker's participation in the officers' annual cash incentive bonus plan and various other fringe benefits.

On May 2, 1996, after approval of the SNB Bancshares, Inc., 1996 Incentive Stock Option Plan by our shareholders at the 1996 Annual Meeting, Walker was granted incentive stock options to purchase up to 18,750 shares of SNB's Common Stock at a fair market value of $9.00 as determined by our Board at the date of the grant. Both the number of shares and the purchase price have been adjusted to reflect subsequent stock splits. The options vest at the rate of 20% per year until fully vested five years after the grant date. Upon Walker's death or total disability, we are committed to pay any accrued but unpaid base salary, and all options granted as of the date of either death or total disability shall remain exercisable. If Walker's employment is terminated "for cause" (as defined), all payments and benefits under the letter agreement cease effective with the termination of employment, and all options which have not vested are forfeited. If we terminate Walker's employment without cause, he will continue to receive base salary and insurance benefits for six months, and vested options may be exercised within 30 days after the termination date.

Walker's letter agreement includes "change of control" provisions (as defined), whereby, if a change in control occurs or is proposed within the first six years of the agreement and Walker's employment is terminated within one year of such change of control, Walker will be entitled to one year of base salary, bonus compensation and insurance benefits, with all options becoming immediately exercisable. The agreement includes certain one year restrictions on Walker concerning nondisclosure of proprietary information, and covenants not to compete or solicit our customers or employees.

There are no other compensatory plans, employment contracts or change in control arrangements with any other executive officers of SNB or our subsidiary banks which would result in any payments to said officers as a result of resignation, retirement or any other termination of such individual's employment with us or from a change in control of SNB or our subsidiary banks.

STOCK OPTION PLAN

All share data and exercise prices have been adjusted to give effect to our 100% stock split as of June 1, 1996, and our 25% stock split as of September 25, 1997.

In 1996, we adopted the SNB Bancshares, Inc. 1996 Incentive Stock Option Plan, which was approved by our shareholders on May 2, 1996. This plan is intended to further the growth and development of our company by encouraging our key officers to obtain a proprietary interest in SNB by purchasing its stock.

When we adopted the 1996 plan, we reserved 81,250 shares of SNB stock for issuance under the plan. The exercise price of each option is determined by the SNB Board of Directors at the time of the grant, although the exercise price for incentive stock options may not be less than 100% of the fair market value of the SNB stock as of the date of the grant.

In May, 1996, the SNB Board of Directors granted options from the 1996 plan to purchase 62,500 shares of SNB stock at the price of $9.00 to Mr. Walker and four other officers. No grants were made from the 1996 plan during 1997 or 1998. As of December 31, 1998, these 62,500 option shares of SNB stock were all outstanding. No options have been exercised to date. At year end, 25,000 of the option shares were vested and eligible to be exercised. These options vest at twenty percent per year over a five year period, and are subject to an acceleration of vesting in the event of a "change in control" of SNB. We did not "re-price" any options during the year.

The following table summarizes the aggregate number of options exercised during 1998 by the SNB executive officer named in the table on page 7, and the aggregated values of all options held by him as of March 8, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                  Number of Securities
                                 Shares                         Underlying Unexercised             Value of Unexercised
                                Acquired         Value         Options at Fiscal Year-End          In-the-Money Options
                                   on          Realized                   (No.)                   at Fiscal Year-End ($)(1)
                                Exercise                       -----------------------------
          Name                   (No.)          ($) (1)        Exercisable     Unexercisable    Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------
    H. Averett Walker              0           $    0            7,500             11,250       $   82,500      $   123,750


(1) This value is computed by subtracting the option exercise price from the market price of the SNB stock on December 31, 1998 and multiplying that result by the applicable number of shares.

OTHER COMPENSATION AND BENEFIT PLANS

401(K) SAVINGS INCENTIVE AND PROFIT SHARING PLAN

Security Bank has a 401(K) Savings Incentive and Profit Sharing Plan, which became effective as of January 1, 1990. The plan combines features whereby each participant may elect to defer certain portions of his salary into the program and receive credit for certain matching amounts from the company, and additionally to share in the accumulation of a profit sharing pool funded by the company. Any employee who was employed by Security Bank on January 1, 1990 was eligible to participate in the plan at its inception. Subsequently employed persons become eligible after completing one year of service and attaining the age of 21. As of December 31, 1998, sixty-one employees of Security Bank were eligible to participate and fifty eight of them had chosen to participate in the plan. Our directors are not eligible to participate.

Our annual amount of expense for contribution to the plan is calculated by first determining Security Bank's pre-tax adjusted operating earnings, defined as annual pre-tax operating earnings, less capital gains, plus capital losses. Our annual contribution is 10% of the pre-tax adjusted operating earnings, not to exceed 15% of annual eligible participating salaries, or such other maximum deductible amount as may be determined by Code Section 404 of the Internal Revenue Code of 1986, as amended. For years through 1998, our total annual expense accrual has been allocated among elements of the plan in the following manner.

                     401(K) EXPENSE:
                     We contribute an amount to the 401(K) Plan which, when combined with employee salary deferrals, equals one half of the 15% of annual participating salaries in the plan. Our 401(K) contribution is allocated each year among the participants based on the amount of each participating employee's elected salary deferral as a percentage of total elected salary deferrals.

                     PROFIT SHARING EXPENSE:
                     We then contribute the remaining one half of the 15% of annual participating salaries to the Profit Sharing Plan. This profit sharing contribution is allocated each year among the eligible employees' accounts in the Profit Sharing Plan based on the amount of each participating employee's salary as a percentage of eligible salaries.

                     CASH BONUS EXPENSE:
                     For any given year, if the sum of our total annual contribution to the plan and the amount of total employee 401(K) salary deferral contributions equals more than 15% of eligible participating salaries, then the amount in excess of 15% of eligible participating salaries is distributed as a cash bonus. Each participant shares in the cash bonus on a pro-rata basis according to the percentage of each eligible employee's salary to total eligible salaries. Employees who are not eligible to participate in the plan do not participate in the cash bonus, if any.

Based on these calculations, our total expense under the plan was $204,906 in 1998, $185,436 in 1997 and $167,890 in 1996. Our chief executive officer Mr. Walker and other executive officers of Security Bank participate in this plan.

At a Security Bank Board of Directors meeting on December 17, 1998, we amended the plan to make the same benefits available to our Crossroads Bank staff. Effective January 1, 1999, the officers and employees of Crossroads Bank began to participate in the Plan under the same terms as our Security Bank staff. The past service of the Crossroads Bank staff was counted toward meeting their eligibility requirements for participation.

At a meeting of the SNB Board of Directors on December 17, 1998, our Board empowered management to stop the practice of disbursing any excess over the plan's 15% contribution limitations for any given year as a pro-rata cash bonus back to the plan participants. This change will take effect on January 1, 1999. All other aspects of the plan are unchanged.

ANNUAL CASH INCENTIVE PLAN

All officers and full-time employees of Security Bank, except those on a separate commission program, have participated in an Annual Cash Incentive Plan since 1994. The plan is administered under the direction of the Security Bank Personnel Committee. Under the plan, annual goals are established each year based on performance factors such as earnings, asset quality, growth and achievement of specific goals from the company's strategic plan and annual budget. Individual performance, separate from overall Bank performance, can affect bonus amounts according to pre-established goals for each participant. Executive officers have the opportunity to earn up to 40% of their base salaries. Non-executive officers participate in the plan up to maximums of from 20% to 30% of base salaries per scales set commensurate with position and responsibility. Full-time employees participate in the plan up to a maximum of 10% of base salaries based on the attainment of several overall profitability goals.

Our annual expense for this plan at Security Bank amounted to $175,603 in 1998, $144,163 in 1997 and $174,600 in 1996. We anticipate that a similar Annual Cash Incentive Plan will be set up in 1999 for the staff at Crossroads Bank.

TRANSACTIONS WITH THE COMPANY

LOANS.    SNB's bank subsidiaries have loans outstanding to certain of SNB's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them. In our opinion, these loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with SNB or our subsidiary banks, and did not involve more than the normal risk of collectibility or present other unfavorable features.

The aggregate balance of loans to this group was $5,958,016, or 23.2% of our equity capital, as of December 31, 1998. The high aggregate indebtedness of this group for the year 1998 was $7,189,805 on October 31, 1998, or 27.7% of our equity capital at that time. The aggregate balance of loans as of December 31, 1997 was $4,768,534, or 21.0% of our equity capital. The aggregate balance at December 31, 1997 also represented the high aggregate indebtedness of the group for the year 1997. No debt to any single individual and related interests exceeded 10% of our equity capital at any time during 1998 or 1997. SNB's two subsidiary banks expect to have similar banking transactions in the future in the ordinary course of business with our directors, executive officers, principal stockholders and their related interests.

OTHER TRANSACTIONS.   During 1998, Security Bank contracted with Chris R.
Sheridan & Company, of which Security Bank director Chris R. Sheridan is a principal, for the construction of a branch located at 4315 Hartley Bridge Road in Macon, Georgia. The total compensation paid to Chris R. Sheridan & Company was $583,686. Chris R. Sheridan & Company subcontracted a portion of the work to Whiteway Development Corporation, of which SNB and Security Bank director Alford
C. Bridges is a principal. Whiteway Development Corporation was paid $96,790 pursuant to that subcontract. The architectural firm employed by Security Bank reviewed the contract with Chris R. Sheridan & Company to confirm the reasonableness of the price.

During 1997, Chris R. Sheridan & Company renovated Security Bank's Pio Nono Branch office in Macon, Georgia and was paid $65,762 by Security Bank for that work. During 1997, Warren Associates, Inc., of which Security Bank director Charles W. Selby, Sr. is a principal, was hired by Security Bank to renovate the Bank's main office on Riverside Drive in Macon, Georgia. Warren Associates, Inc. was paid $134,677 by Security Bank for that work.

Other than these transactions, during the last two years there were no transactions with SNB or any of our subsidiaries in which the amount involved exceeded $60,000 and in which any of our directors or executive officers, any nominee for election as a director, any principal stockholder, or any member of the immediate family of any of them had a direct or indirect material interest.


               PROPOSAL II - APPROVAL OF 1999 STOCK OPTION PLAN

At its regular meeting on February 25, 1999, our Board of Directors voted to adopt, subject to the approval of a majority of our shareholders at the 1999 Annual Meeting, the SNB Bancshares, Inc. 1999 Incentive Stock Option Plan. The text of this plan is in Appendix A attached to this proxy statement. The plan enables our Board Of Directors, or a committee thereof, to grant incentive stock options for up to 125,000 shares of SNB stock to key full-time employees of SNB and our subsidiaries. We have reserved 125,000 shares of SNB stock for this plan from our authorized shares. This amounts to 3.7% of current outstanding shares. The purpose of this plan is to attract, retain and develop strong management as the company continues to expand, and to induce our key individuals who render services which contribute materially to the our success to remain with us for the long term.

Our Board of Directors, or its designated committee, will have the sole authority over all administrative matters of the plan. The option price for shares issued under the plan will be equal to or greater than the fair market value of SNB stock on the dates granted. The term of the plan will be ten years after the effective date, unless terminated earlier, and no options may be granted under this plan after the ten year period. Options which are granted will vest and become exercisable in installments as directed by our Board in individual Stock Option Agreements with the optionees.

When they exercise their options, optionees can choose to pay for their shares either in cash or in shares of SNB stock already owned. Shares surrendered in payment of the option price will be valued at fair market value at the date of exercise. The optionees must actually exercise their option shares to earn any voting rights and rights to receive cash dividends on these shares. Pro-rata adjustments will be made to the number of shares in this plan if we have any stock splits, stock dividends or other capitalization changes. The plan allows for acceleration of vesting and exercise privileges of the option if an optionee's termination of employment is due to a change in control, death or total disability. If an optionee's job is terminated for cause, then all unvested options at the date of termination expire and become unexercisable. All relevant terms are defined in the attached Appendix A.

The options granted under this plan are intended to be incentive stock options per Section 422 of the Internal Revenue Code of 1986, as amended. Under current federal income tax law, our company will have no federal income tax consequences upon the grant or exercise of options from this plan.

The federal income tax impacts for the individual optionees are as follows. The optionees who receive grants from this plan will have no federal income tax consequences when they receive their grants, but they may have tax consequences when they exercise their options. Although the optionees will realize no taxable income when they exercise their options, the exercise may cause alternative minimum tax. The spread between the option price and the fair market value of the SNB stock is treated as an adjustment item for alternative minimum tax purposes where the stock acquired upon the exercise of the option is not disposed of in the same taxable year. If an optionee disposes of any exercised option shares within a year of the exercise, the disposition is considered a disqualifying disposition, and the gain on the sale or exchange will generally be treated as ordinary income to the optionee in the year of disposition. If the optionee disposes of any exercised option shares more than one year after the exercise, he will realize a long term gain or loss on the disposal.

The 1999 plan may be amended or terminated by our Board of Directors at any time, except that certain changes will require shareholder approval. These changes are (i) to increase the maximum number of shares subject to the plan;
(ii) to change the designation or class of persons eligible to receive options under the plan; (iii) to extend the term of the plan or the maximum exercise period; or (iv) to decrease the minimum price at which shares may be optioned under the plan.

The Board has not awarded any grants from the 1999 plan to date. Subject to shareholder approval of the plan, we anticipate that grants will be made to several key officers of Security Bank and Crossroads Bank during 1999.

The affirmative vote of the holders of a majority of the shares of SNB stock represented at the Annual Meeting is necessary to approve and adopt the 1999 plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE SNB BANCSHARES, INC. 1999 INCENTIVE STOCK OPTION PLAN.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons who own more than ten percent of our stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock of SNB held by such persons on Forms 3, 4 and 5. These persons are also required to furnish us with copies of all forms they file under this regulation.

To our knowledge, based solely on our review of copies of such forms received by us, and certain written representations from reporting persons that no other reports were required, we believe that during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were met on a timely basis with the following exceptions.

Directors Beckham, Stalnaker, Talton and Larry Walker each filed one Form 3 late regarding their initial post-merger ownership positions in SNB stock. Directors Ham, Mullis and Timberlake each filed one Form 4 late reporting one transaction each, and Director White filed two Forms 4 late reporting one transaction each.

                            INDEPENDENT ACCOUNTANTS

The Board of Directors of SNB has appointed the firm of McNair, McLemore, Middlebrooks & Co., LLP, Macon, Georgia, to continue as independent accountants of SNB and its subsidiaries for the year ending December 31, 1999. McNair, McLemore, Middlebrooks & Co., LLP has served as our independent accountants since our inception and we consider them to be well qualified. Representatives of that firm will be present at the Annual Meeting. They will be available to answer your questions at that time.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Shareholder proposals that are intended to be presented at our 2000 Annual Meeting of Shareholders must be received by us no later than December 20, 1999 in order to be included in our proxy statement and related proxy materials for that meeting.

                      OTHER MATTERS WHICH MAY COME BEFORE
                              THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of the Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of SNB.

                                 ANNUAL REPORT

A copy of our 1998 Annual Report, which contains audited financial statements and footnote disclosures, is being mailed to each shareholder of record together with these proxy materials. The 1998 Annual Report is not a part of our soliciting materials.

UPON WRITTEN REQUEST, A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHALL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE. PLEASE DIRECT YOUR WRITTEN REQUEST TO: MICHAEL T. O'DILLON, SNB BANCSHARES, INC., P. O. BOX 4748, MACON, GEORGIA 31208.

                                  APPENDIX A

                             SNB BANCSHARES, INC.
                       1999 INCENTIVE STOCK OPTION PLAN

1.   Purpose.
     -------

     (a) This 1999 Incentive Stock Option Plan (the "Plan") document is intended to implement and govern the 1999 Incentive Stock Option Plan of SNB Bancshares, Inc., a Georgia corporation ("Company"), and its subsidiary corporations, Security National Bank, Crossroads Bank of Georgia and any other subsidiary acquired or established by Company in the future ("Banks"). It provides for the granting of options that are intended to qualify an incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) The purpose of this Plan is to further the interests of the Company by assisting the Banks in retaining and developing strong management and inducing individuals to become and remain employees of the Banks. The Plan is intended to accomplish this purpose by allowing the Company to grant options ("Options") to purchase shares of the Company's $1.00 par value common stock ("Common Stock"). For purposes of the Plan, "Parent Corporation" and "Subsidiary Corporation" shall mean corporations as defined in Sections 424(e) and 424(f), respectively, of the Code.

2.   Administration.
     --------------

     (a) The Plan shall be administered by the Board of Directors (the "Board") or by a committee ("Committee") appointed by the Board and consisting of not less than two Board members. (For purposes of this plan document, the term "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

     (b) The Board shall have sole authority in its absolute discretion to (i) determine which officers or other key employees of the Banks shall receive Options ("Optionees"), and (ii) subject to the express provisions of this Plan, to determine the time when Options shall be granted, the terms and conditions of Options other than those terms and conditions fixed under this Plan, and the number of shares which may be issued upon exercise of the Options. The board shall adopt by resolution such rules and regulations as any may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees. Administration of the Plan with respect to members of the Committee shall not be delegated, but shall at all times remain vested in the Board. The Board may from time to time remove members from, or add members to, the Committee and vacancies on the Committee shall be filled by the Board. Furthermore, the

Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan.

     (c) With respect to Options granted to an employee who is also a member of the Board, the Board shall take action by a vote sufficient without counting the vote of such member of the Board, although such member of the Board may be counted in determining the presence of a quorum at a meeting of the Board which authorizes the granting of Options to such member of the Board.

     (d) The Committee, if appointed pursuant to this Section 2, shall report to the Board the name of employees granted Options, the number of shares covered by each Option and the terms and conditions of each such Option.

3.   Eligibility. Persons who shall give be eligible to receive Options under
     -----------
the Plan shall be officers and other key employees of the Banks who render those types of services which contribute materially to the success of the Banks. The determination as to whether an officer or other key employee is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final.

4.   Number of Shares. The maximum aggregate number of shares which may be
     ----------------
optioned and sold under the Plan is 125,000 shares of authorized but unissued or treasury shares of Common Stock of the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the shares subject to such unexercised Options shall again become available for the granting of an Option under this Plan.

5.   Option Price. The option price ("Option Price") for shares of Common Stock
     ------------
to be issued under the Plan shall be equal to or greater than the fair market value of such shares on the date on which the Option covering such shares is granted, except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder (as defined hereinafter), then such Option Price shall be equal to or greater than one hundred ten percent (110%) of the fair market value of the shares on the date such Option is granted. For the purposes of the Plan, a "Restricted Shareholder" is an individual who, at the time an Option is granted under the Plan, owns stock possessing more than ten percent (10%) of the total combined vesting power of all classes of stock of the Company, with stock ownership to be determined in light of the attribution rules set forth in Section 424(d) of the Code. The fair market value of shares of Common Stock for all purposes of the Plan shall be determined by the Board in its sole discretion, exercised in good faith.

6.   Term of the Plan. The Plan shall be effective as of February 25, 1999 and
     ----------------
shall continue in effect for ten (10) years thereafter until February 24, 2009, unless terminated earlier. No Option may be granted pursuant hereto after February 24, 2009.

7.   Exercise of Options. Subject to the limitations set forth herein and/or in
     -------------------
any applicable Stock Option Agreement entered into hereunder, Options granted under the Plan shall be exercisable in accordance with the following rules:

     (a)  General. Subject to the other provisions of this Section 7, Options
          -------
shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Stock Option Agreement. Notwithstanding the foregoing, the Board may in its sole discretion, accelerate the time at which an Option or installment thereof may be exercised.

     (b)  Termination of Options. All installments of an Option shall expire and
          ----------------------
terminate on such date as the Board shall determine, but in no event later than ten (10) years (five(5) years in the case of a Restricted Shareholder) form the date such Option was granted ("Option Termination Date"). Unless provided otherwise in this Section 7 or in the Stock Option Agreement pursuant to which an Option is granted, an Option shall vest and may be exercised as provided in such Stock Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

     (c)  Change in Control.
          -----------------

          (i) In the event that the employment of an Optionee with the Company or Banks is terminated, voluntarily or involuntarily, by reason of a Change in Control (as defined hereinafter), any Options granted pursuant hereto which have not vested as of the date of such Optionee's termination of employment by reason of a Change in Control shall become vested and exercisable on the Optionee's date of termination. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty (30) days after the date of such Optionee's date of termination. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Banks following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited. As used herein, a "Change in Control" shall mean either: (1) the acquisition, directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) within any twelve (12) month period of securities of the Company or Banks representing any aggregate of thirty percent (30%) or more of the combined voting power of the Parent Corporation's or Subsidiary Corporation's then outstanding securities; (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or Banks, cease for any reason to constitute a majority thereof, unless each new director was nominated by the directors then still in office who were directors at the beginning of the period; (3) consummation of a merger, consolidation or other business combination of the Company or Banks with any other "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or affiliate thereof, other than a merger, consolidation or business combination which would result in the outstanding common stock of the Company or Banks immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the common stock of the Company or Banks, or such surviving entity or parent or affiliate thereof outstanding immediately after such merger, consolidation or business combination; (4) consummation of a plan of complete liquidation or the Company or banks; or (5) the sale or disposition by the Company or Banks of all or substantially all the assets of the Company or Banks to an unaffiliated third party.

          (ii)  Upon the consummation of any Change in Control specified in
Section 7(c)(i) above, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of Options previously granted or the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustment as to the number and kind of securities and prices. Any change or adjustments made pursuant to the terms of this Section 7(c)(ii) shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause any Incentive Stock Option issued under the Plan to fail to continue to quality as an Incentive Stock Option as defined in Section 422(b) of the Code.

     (d)  Death or Disability of Optionee While Employed.
          ----------------------------------------------

          (i) In the event that the employment of an Optionee with the Company or Banks is terminated by reason of such Optionee's death, any Options granted pursuant hereto which have not vested as of the date of such Optionee's death shall become vested and exercisable on the date of Optionee's death. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty
(30) days after the date of qualification of such Optionee's personal representative. Any such vested Option of a deceased Optionee may be exercised prior to their expiration only by a person or persons to whom such Optionee's Option rights pass by will or by the laws of descent and distribution. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Banks following termination, then any

Option granted pursuant hereto but not exercised as of the date of such breath shall be immediately forfeited.

          (ii) In the event that the employment of an Optionee with the Company or Banks is terminated by reason of such Optionee becoming Totally Disabled (as defined hereinafter), any Options granted pursuant hereto which have not vested as of the date of such Optionee's termination of employment by reason of becoming Totally Disabled shall become vested and exercisable on the date of Optionee becoming Totally Disabled. All vested and exercisable Options granted pursuant hereto to such Optionee shall be exercisable until the earlier of the Option Termination Date or the date thirty (30) days after the date of such Optionee becoming Totally Disabled. As used herein, "Totally Disabled" refers to a condition resulting from injury or illness to an Optionee while such Optionee is an employee of the Company or Banks which prevents such Optionee from performing his or her services pursuant to any employment agreement for a period of ninety (90) consecutive days. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Banks following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

     (e)  Termination of Employment Other Than by Change in Control or by
          ---------------------------------------------------------------
Death or Disability.
-------------------

          (i) In the event that the employment of an Optionee with the Company or Banks is terminated for Cause (as defined hereinafter), all Options granted pursuant hereto which have not vested as of such Optionee's date of termination shall expire and become unexercisable on the earlier of the Option Termination Date or the Optionee's date of termination. All vested and exercisable options as of such Optionee's date of termination shall expire on the earlier of the Option Termination Date or the date thirty (30) days after such Optionee's date of termination. As used herein, "Cause" shall mean:

               (1) conduct by an Optionee in the performance of his or her duties that amounts to insubordination, fraud, dishonesty, misappropriation of Company or Banks assets or misconduct;

               (2) failure by an Optionee to perform his or her duties diligently, competently and in a manner and to the extent required under any employment agreement with the Company or Banks, or breach by an Optionee of any covenant, promise, representation or warranty of any employment agreement with the Company or Banks or of any fiduciary or other obligation owed by an Optionee to the Company or Banks, including without limitation the obligation to refrain from engaging in activities prohibited by any employment agreement with Company or Banks;

               (3) the commission by an Optionee of a felony or any crime involving moral turpitude;

               (4) failure of an Optionee to follow established lawful policies of the Company or Banks.

Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Banks following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

          (ii) In the event that the employment of an Optionee with the Company or Banks is terminated by the Company or Banks or by Optionee for any reason other than for Cause or upon Optionee's death or becoming Totally Disabled, all Options granted pursuant hereto which have not vested as of such Optionee's date of termination shall expire and become unexercisable on the earlier of the Option Termination Date or the Optionee's date of termination. All vested and exercisable options as of such Optionee's date of termination shall expire on the earlier of the Option Termination Date or the date thirty (30) days after such Optionee's date of termination. A leave of absence approved in writing by the Board shall not be deemed a termination of employment for purposes of this
Section 7(e)(ii), but no Option may be exercised during any such leave of absence. Provided, however, if such Optionee should breach any covenant regarding proprietary information or other protective covenants of an employment agreement with the Company or Banks following termination, then any Option granted pursuant hereto but not exercised as of the date of such breach shall be immediately forfeited.

     (f)  Payment. The entire Option Price shall be paid in cash at the time the
          -------
Option is exercised or by delivery of shares of the Company owned by Optionee at the market value of the shares at the time of exercise.

     (g)  Miscellaneous.
          -------------

          (i) An Option may be exercised in accordance with this Section 7 as to all vested Options from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a share.

          (ii) As a condition to the exercise of an Option, the Board may in its sole discretion, require the Optionee to pay in cash, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that my be required to be withheld in connection with the exercise of such Option.

8.   Shareholder Approval. The Options granted under the Plan are effective
     --------------------
immediately upon adoption of the Plan by the Board, but the exercise of any Option granted is conditioned on approval of the Plan by stockholders of the Company as required by applicable law and/or the Company's Certificate of Incorporation and Bylaws within twelve months after approval of the Plan by the Board. No Option granted pursuant hereto shall be exercisable (or otherwise vest any rights thereunder in the Optionees) unless and until the Plan has been so approved.

9.   Limit on Amount of Exercisable Options. The aggregate fair market value
     --------------------------------------
(determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year under all incentive stock option plans of the Company shall not exceed one hundred thousand dollars ($100,000.00).

10.  Stock Option Agreement. The terms and conditions of Options granted under
     ----------------------
the Plan shall be evidenced by a Stock Option Agreement executed by the Company or Banks and the person to whom the Option is granted. Each Stock Option Agreement shall incorporate the Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

11.  Stock Restriction Agreement. As a condition to the granting of any Option
     ---------------------------
hereunder and the subsequent exercise of any such Option, the Board may require the Optionee to enter into a stock restriction agreement with the Company for the purpose of limiting the sale or other transfer of ownership of Common Stock acquired by the Optionee.

12.  Amendment or Termination of the Plan.
     ------------------------------------

     (a) The Board may amend, suspend and/or terminate the Plan at any time; provided, however, that except as provided in Section 15 below, the Board shall not amend the Plan in the following respects without shareholder approval:

          (i)   To increase the maximum number of shares subject to the Plan;

          (ii) To change the designation or class of persons eligible to receive Options under the Plan;

          (iii) To extend the term of the Plan or the maximum Option exercise period; or

          (iv) To decrease the minimum price at which shares may be optioned under the Plan.

     (b) Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that would cause Incentive Stock Options issued hereunder to fail to qualify as Incentive Stock Options as defined in
Section 422(b) of the Code. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of a Stock Option Agreement by both the Company and the Optionee, without the consent of such Optionee.

13.  Options Not Transferable. Options granted under this Plan may not be sold,
     ------------------------
pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee or, if such Optionee shall become legally Incompetent or disabled, by such Optionee's guardian or legal representative.

14.  Restrictions on Issuance of Shares.
     ----------------------------------

     (a) Subject to the limitations set forth herein, the Company shall have the following registration, qualification and stock exchange approval obligations:

          (i) In the event that the Company shall deem it necessary to register the Plan and/or the shares of Common Stock and/or the Options under the Securities Act of 1933 or other applicable statutes any shares of Common Stock with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from such registration requirements, then the Company shall take such action at its own expense before delivery of such shares; and/or

          (ii) In the event the shares of stock of the Company shall be listed on any national stock exchange at the time of the exercise of an Option under the Plan, then the Company shall make prompt application for such stock exchange's approval of the listing of such shares on such stock exchange, at the sole expense of the Company.

     (b) In no event shall the Company be obligated to agree to any conditions which it deems unacceptable as a prerequisite to obtaining such registration, qualification and/or stock exchange approval. The inability of the Company to obtain from any regulatory agency and/or stock exchange the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     (c) The exercise of Options granted under the Plan shall be conditioned upon the Company obtaining any required regulatory permit authorizing the Company to issue such Options.

15.  Adjustments Upon Changes In Capitalization. If the outstanding shares of
     ------------------------------------------
Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board an appropriate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees under the Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need to be made if, upon the advice of counsel, the Board determines that such adjustments may result in the receipt of federally taxable income to holders of Options granted pursuant hereto or the holders of Common Stock or other classes of the Company's securities.

16.  Representations and Warranties. As a condition to the granting and the
     ------------------------------
exercise of any portion of an Option, the Company may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may, in the judgement of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the Option and/or shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

17.  No Enlargement of Employee Rights. The Plan is purely voluntary on the part
     ---------------------------------
of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company or the Banks and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have the right to or interest in options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation and Bylaws, as the same may be amended from time to time.

18.  Privileges of Stock Ownership. No person entitled to exercise any Option
     -----------------------------
granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any Common Stock issuable upon exercise of such Option until a certificate representing such shares shall have been issued. No adjustments shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificate, except as provided in Section 15.

19.  Legends on Options and Stock Certificates. Each Stock Option Agreement and
     -----------------------------------------
each certificate representing shares of Common Stock acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable securities laws to be placed on the Stock Option Agreement and/or certificate.

20.  Availability of Plan. A copy of the Plan shall be delivered to the
     --------------------
Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan.

21.  Applicable Law. The Plan shall be governed by and construed in accordance
     --------------
with the laws of the State of Georgia.

22.  Miscellaneous.
     -------------

     (a) The Plan shall be binding upon the successors and assigns of the Company.

     (b) Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     (c) Headings of articles and sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of the Plan by the Board on ______________, 1999, the Company has caused the Plan to be duly executed by its duly authorized officers this _____________ day of ________, 1999.

                                        SNB BANCSHARES, INC.


                                   BY:__________________________________
                                      President


                              ATTEST: __________________________________
                                      Secretary

[X]   PLEASE MARK VOTES      REVOCABLE PROXY
      AS IN THIS EXAMPLE    SNB BANCSHARES, INC.


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint Cullen H. Talton, Joe E. Timberlake, III and Larry Walker, and each of them with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of SNB BANCSHARES, INC. ("SNB") common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SNB, to be held at the Macon Centreplex Ballroom, 200 Coliseum Drive, Macon, Georgia at 6:00 p.m. on Thursday, April 29, 1999 and at any adjournment thereof.


                                             -----------------------------------
Please be sure to sign and date              Date
this Proxy in the box below
--------------------------------------------------------------------------------


------ Stockholder sign above ------------- Co-holder (if any) sign above-------


                                          For         Against        Abstain
PROPOSAL:  VOTE ALL PROPOSALS             [_]           [_]            [_]
AS A GROUP.
                                                       With          For All
PROPOSAL I:  ELECT FOUR (4)               For          Hold          Except
CLASS 1 DIRECTORS                         [_]           [_]            [_]


     NOMINEES:
     --------

     Edward M. Beckham, II, Alford C. Bridges, Bobby Stalnaker, and Richard W. White, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below.

______________________________________________________________________



                                             For        Against      Abstain
PROPOSAL II:  APPROVE THE SNB                [_]          [_]          [_]
BANCSHARES, INC. 1999 INCENTIVE
STOCK OPTION PLAN.

Please indicate if you plan to attend the                              [_]
meeting. We are serving a barbecue dinner and hope you can join us.

     In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments. This Proxy may be revoked at any time prior to voting hereof.

     This Proxy, when properly executed, duly returned and not revoked, will be voted. It will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the Proposals listed on this Proxy.

--------------------------------------------------------------------------------

   Detach above card, sign, date and mail in postage paid envelope provided.
                              SNB BANCSHARES, INC.
--------------------------------------------------------------------------------
NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.

          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.